SOUTHWEST BANCORP, INC.

BANK OF KANSAS
Hutchinson
South Hutchinson
West Wichita
Overland Park
Harper
Wichita
Anthony
Mayfield
Stillwater
Tulsa
Edmond
Oklahoma City
Chickasha
35
SNB
Dallas
Austin
Houston
San Antonio
Tilden
Kansas Oklahoma Texas

Annual Shareholders Meeting April 26, 2012 Exhibit 99

Forward-Looking Statements
1
We make forward-looking statements in this presentation that are subject to risks and uncertainties.  We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the
Private Securities Litigation Reform Act of 1995.
These forward-looking statements include:
These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators.  Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results.  For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the “Risk
Factors” contained in Southwest’s reports to the Securities and Exchange Commission.
• Statements of Southwest's goals, intentions, and expectations;
• Estimates of risks and of future costs and benefits;
• Expectations regarding our future financial performance and the financial performance of our operating segments;
• Expectations regarding regulatory actions;
• Expectations regarding our ability to utilize tax loss benefits;
• Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;
• Estimates of the value of assets held for sale or available for sale; and
• Statements of our ability to achieve financial and other goals.

$1.8
$2.2
$2.6
$2.7
$2.4
$1.7
$1.6
2006
2007
2008
2009
2010
2011
1st Qtr 2012

2 Total Loans Dollars in Billions

7.61%
8.52%
9.67%
1.91%
2.07%
$176.5
$190.1
$203.5
$33.4
$33.8
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
Non-performing Assets/Loans and Foreclosed Assets

Total Nonperforming Assets Dollars in Millions 3 Total nonperforming assets include non-accruals, 90 days past due loans, and other real estate. Excludes covered loans and properties

3.78%
3.79%
3.77%
3.62%
3.82%
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12

Net Interest Margin 4

$15.69
$16.18
$15.99
$16.46
$15.62
$15.97
$11.93
$12.28
$12.15
$12.50
2008
2009
2010
2011
2012
1st Qtr
Tangible Book Value
Book Value

5 Book Value Per Share Intangible assets defined as goodwill for purposes of this calculation. As of Year-End

Southwest Bancorp, Inc.
22.49%
20.78%
19.06%
14.26%
14.55%
10.97%
$478
$227
$405
$121
$413
$129
$395
$205
$401
$223
$285
$25
$260
$284
$284
$251
$190
$179
2007
2008
2009
2010
2011
2012
1st Qtr
Total Capital Ratios
"Well-Capitalized" Minimum
Above "Well-Capitalized" Minimum
Dollars in Millions

Southwest’s Regulatory Capital Total Risk-Based Capital 6 ”Well-capitalized” minimum is 10% for all years.

$1.4
$(4.0)
$(10.6)
$(59.3)
$4.1
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12

Net Income Available to Common Shareholders by Quarter Dollars in Millions 7

2012 Summary of Goals 8 • Return to profitability • Remove volatility from asset quality measures • Resume dividend payments

SOUTHWEST BANCORP, INC.

BANK OF KANSAS
Hutchinson
South Hutchinson
West Wichita
Overland Park
Harper
Wichita
Anthony
Mayfield
Stillwater
Tulsa
Edmond
Oklahoma City
Chickasha
35
SNB
Dallas
Austin
Houston
San Antonio
Tilden
Kansas Oklahoma Texas

Annual Shareholders Meeting April 26, 2012